UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2013

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

(a-b) At the Annual Shareholders meeting held on April 24, 2013, the Company submitted to vote of security-holders the following matters that received the indicated votes:

1.              Set the number of members of the Board of Directors at eight:

FOR:	4,408,753
AGAINST:	69,885
ABSTAIN:	0
BROKER NON-VOTE:	16,641

2.              Election of Directors:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
John L. Morgan	3,549,915	537,331	408,033
Lawrence A. Barbetta	3,551,867	535,379	408,033
Jenele C. Grassle	3,544,950	542,296	408,033
Kirk A. MacKenzie	3,551,338	535,908	408,033
Dean B. Phillips	3,545,711	541,535	408,033
Paul C. Reyelts	3,544,951	542,295	408,033
Mark L. Wilson	3,544,951	542,295	408,033
Steven C. Zola	3,551,338	535,908	408,033

3.              Advisory vote to approve executive compensation:

FOR:	3,378,408
AGAINST:	707,183
ABSTAIN:	1,655
BROKER NON-VOTE:	408,033

4.              Advisory vote on the frequency of advisory votes on executive compensation:

ONE YEAR:	448,472
TWO YEARS:	2,795
THREE YEARS:	3,016,489
ABSTAIN:	619,490
BROKER NON-VOTE:	408,033

5.              Ratify the appointment of GRANT THORNTON, LLP as independent registered public accounting firm for the 2013 fiscal year.

FOR:	4,494,801
AGAINST:	335
ABSTAIN:	143
BROKER NON-VOTE:	0

(d)  On April 24, 2013, following the Company’s Annual Shareholders meeting, the Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held every three years until the next required vote on the frequency of such votes.

Item 7.01                                           Regulation FD Disclosure

On April 24, 2013, Winmark Corporation (“Company”) announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.05 per share will be paid on June 3, 2013 to shareholders of record on the close of business on May 8, 2013. Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01                                           Other Events

On April 24, 2013, Winmark Corporation (“Company”) announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.05 per share will be paid on June 3, 2013 to shareholders of record on the close of business on May 8, 2013. Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                                    Press Release dated April 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: April 25, 2013	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated April 24, 2013